Exhibit 99.1

               ScanSoft Announces Third Quarter Results

    PEABODY, Mass.--(BUSINESS WIRE)--Nov. 13, 2003--ScanSoft, Inc. (Nasdaq: SSFT), the leading supplier of speech and imaging solutions, today announced financial results for the third quarter ended September 30, 2003.
    ScanSoft reported third quarter 2003 revenue of $32.9 million, a 17 percent increase over third quarter 2002 revenue of $28.2 million. Net income before amortization of acquisition-related intangible assets and restructuring and other charges was $1.5 million, or $0.02 per diluted share, compared with $5.1 million, or $0.07 per diluted share, for the third quarter of 2002. After including amortization of acquisition-related intangible assets and restructuring and other charges, ScanSoft reported a third quarter 2003 net loss of $3.7 million, or $0.04 per share, compared with third quarter 2002 net income of $2.8 million, or $0.04 per diluted share.
    For the first nine months of 2003, ScanSoft reported total revenue of $88.5 million, a 13 percent increase over revenue of $78.2 million in the first nine months of 2002. Net income before amortization of acquisition-related intangible assets and restructuring and other charges was $5.3 million, or $0.06 per diluted share, compared with $11.9 million, or $0.16 per diluted share, for the first nine months of 2002. After including amortization of acquisition-related intangible assets and restructuring and other charges, ScanSoft reported a net loss of $6.8 million, or $0.10 per share, in the first nine months of 2003 compared with net income of $1.9 million, or $0.03 per diluted share, for the first nine months of 2002.

    Comments on the Third Quarter

    "ScanSoft's solid results in the third quarter were driven by a strong performance in network speech, domestically and internationally, as we communicated our product roadmap, expanded our channels and deployed new applications," said Paul Ricci, chairman and CEO of ScanSoft. "During the quarter, we made good progress in focusing resources and attention on timely product launches, international expansion and support of our global partner channel."

    Third Quarter Highlights:

    -- Operating Results: ScanSoft posted another quarter of operating profitability through synergies gained from the SpeechWorks acquisition and enterprise-wide expense control and productivity. ScanSoft ended the quarter with a cash balance of $48 million.

    -- SpeechWorks Acquisition: On August 11, 2003, ScanSoft completed the acquisition of SpeechWorks International, Inc. creating a global leader in speech markets. The organization and channel integration is substantially complete, with the company maintaining approximately 800 employees in 15 major offices worldwide and channel partners in an additional 60 countries. Product direction and technology integration plans have been finalized and being communicated to ScanSoft's global partner and customer network.

    -- Accelerating Adoption of Speech: Third quarter results were driven by strong performance in network speech as the company benefited from expanded channel relationships and growing deployments among its enterprise customers. The company recently showcased applications from customers such as Bank of America, Verizon, Dollar Rent-A-Car and Qantas Airways at Conversations, its annual customer and partner meeting.

    -- Global Leader in Speech Market: A recent Gartner Inc. report showed that ScanSoft and SpeechWorks together accounted for 38 percent of the speech recognition systems shipped worldwide in 2002.

    -- New PDF Solution: In the third quarter, ScanSoft began shipping PDF Converter, a new productivity applications offering that automatically converts PDF files into Microsoft Word documents. This product was officially launched in October in conjunction with the worldwide launch of Microsoft Office 2003.

    -- Microsoft Alliance: ScanSoft expanded its relationship with Microsoft through several initiatives including pre-launch activity for ScanSoft's new PDF Converter product; electronic forms for the Microsoft InfoPath system; and programs to enhance worker productivity in healthcare and education.

    -- Expanded International Presence: During the quarter, ScanSoft launched new, international versions of Dragon NaturallySpeaking v7, expanded its imaging R&D resources in Budapest and its sales efforts in Asia-Pacific, and introduced support for new languages in its speech recognition and text-to-speech (TTS) engines. International sales accounted for approximately 34 percent of the revenue in the third quarter.

    "Through the SpeechWorks integration, the launch of new products and a market-oriented, company-wide reorganization, the third quarter had a profound, beneficial impact on the company, our partners and our customers," Ricci continued. "We are pleased with our early success as a new organization and are even more encouraged at the opportunity before us. With an intense focus on addressing customer needs and gaining additional market share across our Network Speech, Productivity Applications and Embedded Speech businesses, we are confident in ScanSoft's growth opportunities and the strength of our business model."
    ScanSoft will discuss the quarter in greater detail, progress on its integration, and revenue and earnings guidance on its investor conference call scheduled for this morning.
    As a result of recent accounting interpretations brought to our attention by our independent auditors, the Company has determined that a deferred tax provision was required in the first two quarters of 2003 to appropriately account for goodwill that was created as a result of taxable acquisitions. Consequently, the company will revise first and second quarter results by increasing its tax provision by $250,000 for the first quarter 2003 and $304,000 for the second quarter 2003. All comparative figures in this release reflect these changes. Tables reflecting these changes are attached to this press release.

    Investor Call

    In conjunction with this announcement, ScanSoft management will conduct a Webcast and conference call on Thursday, November 13, 2003 at 8:30 a.m. ET. Those who wish to listen to the live broadcast should visit the Investor Relations section of the company's Web site at www.scansoft.com at least 15 minutes prior to the event and follow the instructions provided to assure that the necessary audio applications are downloaded and installed.
    The conference call can be heard live by dialing (800) 539-9343 or
(706) 643-0195 and refer to the conference name ScanSoft, five minutes prior to the call. A replay of the call will be available within 24 hours of the announcement. To access the replay, dial (800) 642-1687 or (706) 645-9291 and enter conference number 3759085.

    About ScanSoft, Inc.

    ScanSoft, Inc. (Nasdaq: SSFT) is the leading supplier of speech and imaging solutions that are used to automate a wide range of manual processes - saving time, increasing worker productivity and improving customer service. For more information regarding ScanSoft products and technologies, please visit www.scansoft.com.
    Trademark reference: ScanSoft, the ScanSoft logo, Dragon NaturallySpeaking, OmniPage Pro, RealSpeak, and PaperPort are registered trademarks or trademarks of ScanSoft, Inc. in the United States and other countries. All other company or product names mentioned may be the trademarks of their respective owners.

    This press release contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to potential synergies from, and the completion of the integration of, the acquisition of SpeechWorks International, Inc; future prospects regarding product lines, sales channels, deployments and market share; the strength of existing products, services and relationships as well as the introduction of new products, services and relationships; the future performance of, and opportunities for growth in, ScanSoft's businesses; and future prospects regarding international operations. Such statements are based on current expectations that are subject to a number of risks and uncertainties, and actual results may differ materially. These risks and uncertainties include, without limitation, the following: difficulties with integrating product plans and operations of acquired businesses and the accounting effects of such acquisitions on ScanSoft's operating results; risks related to speech technologies; economic conditions in the United States and abroad; ScanSoft's ability to control and successfully manage its expenses, inventory and cash position; fluctuations in demand for ScanSoft's existing and future products; the effects of competition, including pricing pressure; possible defects in products and technologies; ScanSoft's dependence on OEM customers; and economic, political, regulatory and other risks associated with international regions. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in ScanSoft's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2002, its most recent quarterly reports on Form 10-Q, and its Registration Statement on Form S-1 declared effective on February 10, 2003, and post-effective amendments thereto filed on June 20, 2003 and October 16, 2003. ScanSoft undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this document.



                            ScanSoft, Inc.

     Supplemental Condensed Consolidated Statements of Operations
      Excluding amortization of intangible assets, non-cash stock compensation, restructuring and other charges
                 (in 000's, except per share amounts)
                               Unaudited

                               Three months ended  Nine Months ended
                                   September 30,     September 30,
                                ----------------- -----------------
                                  2003     2002     2003     2002
                                -------- -------- -------- --------

Revenue, third parties          $31,179  $27,101  $84,214  $74,598
Revenue, related parties          1,771    1,134    4,315    3,586
                                -------- -------- -------- --------
    Total revenue                32,950   28,235   88,529   78,184

Costs and expenses:
Cost of revenue                   6,768    4,199   15,643   12,937
Research and development          9,543    7,257   25,070   21,310
Selling, general and
 administrative                  15,624   11,386   42,702   31,975
                                -------- -------- -------- --------
Total costs and expenses         31,935   22,842   83,415   66,222

Income from operations            1,015    5,393    5,114   11,962

Other income (expense), net         248     (168)     658     (178)
                                -------- -------- -------- --------

Income before income taxes        1,263    5,225    5,772   11,784

Provision (benefit) for income
 taxes                             (243)     162      473     (166)
                                -------- -------- -------- --------

Net income                       $1,506   $5,063   $5,299  $11,950
                                ======== ======== ======== ========

Net income per share:  basic      $0.02    $0.07    $0.07    $0.18
                                ======== ======== ======== ========

Net income per share:  diluted    $0.02    $0.07    $0.06    $0.16
                                ======== ======== ======== ========

Weighted average common shares:
 basic                           87,256   67,865   74,848   67,116
                                ======== ======== ======== ========

Weighted average common and
common equivalent shares:
 diluted                         98,050   74,787   85,570   72,451
                                ======== ======== ======== ========


                            ScanSoft, Inc.
            Condensed Consolidated Statements of Operations
      Including amortization of intangible assets, non-cash stock compensation and restructuring and other charges
                 (in 000's, except per share amounts)
                               Unaudited

                               Three months ended Nine months ended
                                  September 30,     September 30,
                                ----------------- -----------------
                                  2003     2002     2003     2002
                                -------- -------- -------- --------
Revenue, third parties          $31,179  $27,101  $84,214  $74,598
Revenue, related parties          1,771    1,134    4,315    3,586
                                -------- -------- -------- --------
    Total revenue                32,950   28,235   88,529   78,184

Costs and expenses:
Cost of revenue                   6,768    4,199   15,643   12,937
Cost of revenue from
 amortization of intangible
 assets                           2,752    1,976    7,481    7,494
Research and development          9,543    7,257   25,070   21,310
Selling, general and
 administrative                  15,624   11,386   42,702   31,975
Non-cash stock compensation         104       26      155       76
Amortization of other intangible
 assets                             662      236    1,446    1,446
Restructuring and other charges   1,719        -    3,065    1,041
                                -------- -------- -------- --------

Total costs and expenses         37,172   25,080   95,562   76,279

Income (loss) from operations    (4,222)   3,155   (7,033)   1,905

Other income (expense), net         248     (168)     658     (178)
                                -------- -------- -------- --------

Income (loss) before income
 taxes                           (3,974)   2,987   (6,375)   1,727

Provision (benefit) for income
 taxes                             (243)     162      473     (166)
                                -------- -------- -------- --------

Net income (loss)               $(3,731)  $2,825  $(6,848)  $1,893
                                ======== ======== ======== ========

Net income (loss) per share:
 basic                           $(0.04)   $0.04   $(0.10)   $0.03
                                ======== ======== ======== ========
Net income (loss) per share:
 diluted                         $(0.04)   $0.04   $(0.10)   $0.03
                                ======== ======== ======== ========

Weighted average common shares:
 basic                           83,694   67,865   71,286   67,116
                                ======== ======== ======== ========
Weighted average common shares:
 diluted                         83,694   74,787   71,286   72,451
                                ======== ======== ======== ========

                            ScanSoft, Inc.
                 Condensed Consolidated Balance Sheet
                       (Unaudited, in thousands)


Assets                                             September December
                                                   30, 2003  31, 2002

Current assets:
      Cash and cash equivalents                     $47,485   $18,853
      Marketable securities                             553         -
      Accounts receivable, net                       30,216    15,650
      Receivable from related party                   1,630     1,518
      Prepaid expenses and other current assets       7,142     4,408
                                                   --------- ---------
             Total current assets                    87,026    40,429

Goodwill, net                                       225,080    63,059
Other intangible assets, net                         55,227    33,823
Property and equipment, net                           6,028     2,846
Other assets                                          2,980     3,533
                                                   --------- ---------
Total assets                                       $376,341  $143,690
                                                   ========= =========


      Liabilities and stockholders' equity

Current liabilities:
      Short term note payable                        $6,746    $3,273
      Accounts payable and accrued expenses          31,008    16,858
      Deferred revenue                                8,283     1,790
      Other current liabilities                       4,614     1,666
                                                   --------- ---------
             Total current liabilities               50,651    23,587
                                                   --------- ---------
Long term portion of deferred revenue                   359       244
Long term note payable                               28,085         -
Deferred tax liabilities                              1,441         -
Other long term liabilities                           7,293       481
                                                   --------- ---------
Total liabilities                                    87,829    24,312

Stockholders' equity:                               288,512   119,378
                                                   --------- ---------

Total liabilities and stockholders' equity         $376,341  $143,690
                                                   ========= =========


                            ScanSoft, Inc.
         Reconciliation of Supplemental Financial Information
                 (in 000's, except per share amounts)
                               Unaudited

                                     Three months       Nine months
                                        ended              ended
                                     September 30,      September 30,
                                    ---------------- -----------------
                                      2003    2002     2003     2002
                                    -------- ------- -------- --------

Non-GAAP Financial Measures:

GAAP net income (loss)              $(3,731) $2,825  $(6,848)  $1,893
Cost of revenue from amortization of
 intangible assets                    2,752   1,976    7,481    7,494
Amortization of other intangible
 assets                                 662     236    1,446    1,446
Restructuring and other charges       1,719       -    3,065    1,041
Non-cash stock compensation             104      26      155       76
                                    -------- ------- -------- --------
Net income excluding acquisition
 related amortization, non-cash
 stock compensation and
 restructuring and other charges     $1,506  $5,063   $5,299  $11,950
                                    ======== ======= ======== ========


Net income per share, excluding
 acquisition related amortization,
 non-cash stock compensation and
 restructuring and other charges:
 basic                                $0.02   $0.07    $0.07    $0.18
                                    ======== ======= ======== ========

Net income per share, excluding
 acquisition related amortization,
 non-cash stock compensation and
 restructuring and other charges:
 diluted                              $0.02   $0.07    $0.06    $0.16
                                    ======== ======= ======== ========
Shares used in computing net income
 per share, excluding acquisition
 related amortization, non-cash
 stock compensation and
 restructuring and other charges:


Weighted average common shares:
 basic                               87,256  67,865   74,848   67,116
                                    ======== ======= ======== ========

Weighted average common and
 common equivalent shares:  diluted  98,050  74,787   85,570   72,451
                                    ======== ======= ======== ========

        Restated Condensed Consolidated Statement of Operations

                                                  Three months ended
                                                       31-Mar-03
                                                      (Unaudited)
                                                 (In thousands, except
                                                   per share amounts)

                                                      As
                                                  Originally    As
                                                   Reported  Restated

Gross revenues                                      $27,836   $27,836

Total operating expenses                             27,687    27,687
                                                ----------------------
Income/(loss) from operations                           149       149

Other income, net                                        61        61
Interest (expense), net                                 (39)      (39)
                                                ----------------------
Income/(loss) before income taxes                       171       171

Income tax provision                                     95       345
                                                ----------------------
Net income/(loss)                                       $76     $(174)
                                                ======================

Diluted income/(loss) per share                       $0.00    $(0.00)

Weighted average common shares
and common share equivalents                         77,220    64,127



                                                  Three months ended
                                                       30-Jun-03
                                                      (Unaudited)
                                                 (In thousands, except
                                                   per share amounts)

                                                      As
                                                  Originally    As
                                                   Reported  Restated

Gross revenues                                      $27,743   $27,743

Total operating expenses                             30,703    30,703
                                                ----------------------
Income/(loss) from operations                        (2,960)   (2,960)

Other income, net                                       501       501
Interest (expense), net                                (113)     (113)
                                                ----------------------
Income/(loss) before income taxes                    (2,572)   (2,572)

Income tax provision                                     67       371
                                                ----------------------
Net income/(loss)                                   $(2,639)  $(2,943)
                                                ======================

Diluted income/(loss) per share                      $(0.04)   $(0.04)

Weighted average common shares
and common share equivalents                         65,821    65,821


                                                   Six months ended
                                                       30-Jun-03
                                                      (Unaudited)
                                                 (In thousands, except
                                                   per share amounts)

                                                      As
                                                  Originally    As
                                                   Reported  Restated

Gross revenues                                      $55,579   $55,579

Total operating expenses                             58,390    58,390
                                                ----------------------
Income/(loss) from operations                        (2,811)   (2,811)

Other income, net                                       562       562
Interest (expense), net                                (152)     (152)
                                                ----------------------
Income/(loss) before income taxes                    (2,401)   (2,401)

Income tax provision                                    162       716
                                                ----------------------
Net income/(loss)                                   $(2,563)  $(3,117)
                                                ======================

Diluted income/(loss) per share                      $(0.04)   $(0.05)

Weighted average common shares
and common share equivalents                         64,979    64,979


This press release and the reconciliation contained herein, disclose certain financial measures that exclude acquisition-related amortization and restructuring charges that may be considered non-GAAP financial measures. Generally a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States. These non-GAAP financial measures are provided to enhance the user's overall understanding of ScanSoft's current financial performance and ScanSoft's prospects for the future. Management believes that these measures present a more representative measure of ScanSoft's operating performance because they exclude identified non-cash and restructuring charges that are not necessarily relevant to an understanding of ScanSoft's business or the prospects for ScanSoft's future performance. Management uses these measures for evaluating historical performance and for forecasting and planning for future periods. These measures, however, should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with generally accepted accounting principles. The non-GAAP measures included in our press release have been reconciled to the nearest GAAP measure.

    CONTACT: ScanSoft, Inc.
             Richard Mack, 978-977-2175
             richard.mack@scansoft.com
             Jonna Schuyler, 978-977-2038
             jonna.schuyler@scansoft.com